Investor Presentation Winter 2019 Exhibit 99.1

Forward looking statements and non-GAAP financial measures Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future financial and operating performance, which involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “intends,” “believes,” “estimates,” “predicts,” “potential” or “continue,” the negative of these terms and other comparable terminology that conveys uncertainty of future events or outcomes. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to differ materially from statements made in this presentation, including in relation to our ability to attract and retain advisors, competition in the industry in which we operate, the interest rate environment, shifting investor preferences, our financial performance, investments in new products, services and capabilities, our ability to execute strategic transactions, legal and regulatory developments and general market, political, economic and business conditions. Other potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019. All information provided in this presentation is based on information available to us as of the date of this presentation and any forward-looking statements contained herein are based on assumptions that we believe are reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this presentation, which are inherently uncertain. We undertake no duty to update this information unless required by law.  Use of Non-GAAP Financial Information To supplement our financial information, which is prepared and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP, we use non-GAAP financial measures: adjusted EBITDA, adjusted EBITDA margin, adjusted net income and adjusted expenses. The presentation of these non-GAAP financial metrics is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We believe that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to our financial condition and results of operations. For further information regarding these non-GAAP measures, including the limitations thereof and reconciliations of each non-GAAP financial measure to its most directly comparable GAAP financial measure, please refer to the appendix of this presentation.

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

Key messages for today 1 2 Mission-driven, client-focused culture with a consistent strategy 3 4 Attractive and growing market with secular industry tailwinds as demand for fee-based financial advice grows 5 Strong organic platform asset growth, highlighted by $57.9 billion in platform assets as of September 30, 2019 – an all-time high Platform growth augmented by M&A; closed acquisition of Global Financial Private Capital (GFPC), announced agreement to acquire OBS Financial. Results highlighted by strong top- and bottom-line growth, expanding margins

AssetMark is a leading provider of comprehensive wealth management solutions focused on helping advisors grow

7,900+
independent, fee-based advisors

$57.9B
in platform assets

26.2%
2019 YTD adjusted EBITDA margin[2,3]

159,000+
investor households

12.7%
net flows as a percent of beginning platform assets[1]

$80.6M
2019 YTD adjusted EBTDA[2]

700+
employees

15%+
total revenue CAGR from year-end 2014 to third-quarter 2019

59
Net Promoter Score as of June 2019

Note: Data is as of September 30, 2019 unless otherwise stated.
[1] Calculated as annualized YTD net flows as of September 30, 2019 divided by beginning-of-period platform assets as of January 1, 2019.
[2] Adjusted EBITDA is defined by us as EBITDA (net income plus interest expense, income tax expense, depreciation and amortization and less interest income), further adjusted to exclude certain non-cash charges and other adjustments such as non-recurring items. See the Appendix for a reconciliation from net income, the most directly comparable U.S. GAAP financial measure, to adjusted EBITDA.
[3] Adjusted EBITDA margin is defined as adjusted EBITDA divided by total revenue. See the Appendix for a reconciliation from net income margin, the most directly comparable GAAP financial measure, to adjusted EBITDA margin.

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We are committed to a mission-driven, client-focused culture Our mission is aligned with advisors and investors Focused on a consistent strategy Guided by strong values And conducted in a culture of compliance Fully integrated technology platform Personalized and scalable service Curated investment solutions

Opportunity Highlights Market Overview Company Overview Financial Overview Appendix Contents

Our continued growth is supported by a strong market opportunity reinforced by industry tailwinds…

Large U.S. investor market nearing $100 trillion; $20 trillion served by advisors[1]

As of December 31, 2017



Investor Net Worth $96.6T
~21% of total investor net worth is advisor-intermediated
Advisor-Intermediated Assets $20.3T

Demand for financial advice is growing and independent models are gaining share[2]

Independent channel market share[3]



42%
48%
2017
2022E

Advisors are shifting to fee-based practices[4]

Fee-based revenue as a % of total advisor revenues



40%
+27%
67%
2013
2018

[1] For illustrative purposes only; not drawn to scale. Source: Cerulli Lodestar U.S. Retail Investor Database.
[2] Source: Cerulli, U.S. Intermediary Distribution 2018 and internal estimates.
[3] The independent channel includes hybrid RIAs, independent RIAs, independent broker-dealers and insurance broker-dealers.
[4] Source: PriceMetrix, The State of Retail Wealth Management, 2016, 2017 and 2018.

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…Including the trend of more and more advisors outsourcing Source: Commissioned study: Impact of Outsourcing, 2019. Stronger client relationships Higher acquisition of new clients Increased client retention Increased client referrals 48% 65% 67% 68% 98% 87% 98% of outsourcing advisors surveyed stated they delivered better investment solutions due to outsourcing. Nearly 9 out of 10 outsourcing advisors surveyed stated that the benefits of outsourcing investment management have met or exceeded their expectations. % OF ADVISORS SURVEYED WHO SAY OUTSOURCING HELPS DELIVER:

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

Our holistic offering helps enhance advisors’ scale, reduce expenses and position advisors for growth AssetMark Compelling and fully integrated platform designed to reduce costs and streamline processes while supporting the advisor and investor lifecycle Technology Platform Advisor Service Investment Solutions Compliance Custody Highly tenured sales, service and operations professionals support advisors across their business Carefully vetted set of solutions using leading third-party and proprietary strategists provides optionality, streamlines work and maximizes advisors’ time with their clients Open architecture custodial platform provides flexibility. Proprietary option through AssetMark Trust Company (ATC) streamlines workflow While we are not responsible for monitoring compliance, we provide advisors with compliance support through portfolio monitoring and risk profiling tools that help mitigate risk Advisor

Technology: Innovative and robust platform provides end-to-end solutions to automate workflows and enable client dialogue Reporting customized to advisor and investor needs Quarterly investment reports On-demand reporting Client-directed Activity Management provides a unique, modern client experience Investor portal Real-time tracking center Advisor Administration designed to enhance business success Fee calculation and billing Trading and rebalancing Business Consulting Prospecting and client acquisition enhances engagement Customized marketing materials Engaging portfolio analytics Investor proposal Account opening and management streamlines operations Automated account opening Portfolio setup eSignature at AssetMark Trust Portfolio review and construction delivers flexibility and informed conversations Investment research Flexible portfolio construction Modern digital advice capability

Field Support acts as an extension of our advisors’ businesses, providing expertise and ongoing platform support to help advisors grow and compete Service and Operations Teams support advisors’ day-to-day operations to help ensure all operational activities are monitored and accurately executed Specialty Teams customize solutions based on advisors’ needs to provide expertise in business consulting, retirement plans and investments Senior Leadership fosters deep relationship through ongoing engagement with advisors Senior Leadership Service and Operations Teams Field Support Specialty Teams Advisor Service: Multi-faceted support structure fosters deep and lasting relationships with advisors AssetMark’s support structure helps advisors with tasks across their workflow, such as providing specialized training and servicing, opening new accounts, completing asset transfers, and providing portfolio construction insights in order to help advisors build efficient and scalable businesses. Over 100 field experts and 200 dedicated service and operations professionals1 1 As of September 30, 2019

Investments: Curated investment platform helps to enhance advisors' capabilities and meaningfully reduce their workload

We strive to deliver **curated investment solutions** through a differentiated framework supported by:

1 Exceptional due diligence

Carefully-vetted solutions

Search the universe of nearly **850 investment managers** for approaches that align with our portfolio construction framework

Look for managers who offer innovative solutions and understand advisors' needs for **transparent and disciplined processes**

Comprehensive evaluation that will **complement** our existing strategists

Present **final recommendations** to the Investment Committee

2 Portfolio optionality

Advisors can **choose**:

Turnkey portfolio solutions

Incorporate AssetMark or third-party strategist solutions into a professionally managed portfolio

or

Advisor constructed portfolios
Open Architecture Investment Platform

Design and build portfolios tailored to investors' financial goals and risk tolerance

3 Supported by a dedicated, experienced team

Current investment leadership team has a **combined 85 years** of leadership experience at AssetMark

7 Chartered Financial Analysts (CFA)

3 Chartered Alternative Investment Analysts (CAIA)

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We continue to invest to accelerate our growth trajectory

	Where we are…	Where we're going…
Increase the advisor base	**~7,900** independent, fee-based advisors[1]	**Continue building new independent advisor relationships** through marketing and salesforce outreach
Expand share of wallet from existing advisors	**$57.9 billion** platform assets[1]	**Pursue outside assets** held with existing advisors
Help advisors grow their businesses	**Deep business consulting** designed to help advisors grow and build sustainable businesses	**Continue to help advisors grow** through business consulting engagements and exceptional platform support
Expand services to new segments	**$178 million** invested in technology to enhance core business capabilities[2]	**Expand to adjacent channels** in RIA/OSJ market, bank trust, retirement services and high-net-worth segment
Continue to pursue strategic transactions	**Successful acquisition of** Aris / Clark Capital $3.5B; Global Financial Private Capital $3.8B; OBS Financial $2.0B *Subject to close*	**Pursue acquisitions** that are accretive and synergistic

[1] As of September 30, 2019.
[2] From January 1, 2015 to September 30, 2019.

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…guided by a dedicated management team with extensive industry experience to further our growth strategy



Charles Goldman
President
Chief Executive Officer

- An industry veteran with deep experience working with independent advisors and broker dealers
- Charles was previously President of Custody & Clearing at Fidelity Investments, as well as Head of Schwab Institutional (among other senior roles at The Charles Schwab Corporation)



Gary Zyla
EVP, Chief Financial Officer

- Gary oversees Finance and Human Resources at AssetMark
- Prior experience includes roles at Genworth Financial in both the Corporate and Retirement and Protections segments, where he led the Capital Management team and served as Vice President of Financial Planning & Analysis



Natalie Wolfsen
EVP, Chief Solutions Officer

- Natalie leads AssetMark's Strategy and Solutions functions, managing Product Development, Digital Strategy, Business Consulting and Corporate Strategy
- Before joining AssetMark, Natalie was Head of Marketing for New York-based First Eagle Investment Management. She previously served as Head of Product Management and Development for Pershing LLC and spent several years at The Charles Schwab Corporation



Michael Abelson
EVP, Corporate Development

- Mike is responsible for analyzing acquisition and growth opportunities that support advisor and investor needs
- Mike joined AssetMark in 1994 and has served in several additional leadership roles ranging from Operations and Project Management to Investments and Product Development



Ted Angus
EVP, General Counsel

- Ted is responsible for managing the Legal and Compliance Department at AssetMark
- Prior to joining AssetMark, Ted served as an Associate General Counsel at The Charles Schwab Corporation, providing legal and regulatory advice to a variety of Schwab businesses



Jerry Chafkin
EVP, Chief Investment Officer

- Jerry is responsible for designing and managing AssetMark's investment framework and overseeing proprietary investment solutions
- Previously Jerry was the President and CEO at AlphaSimplex, Chief Executive Officer at IXIS Asset Management U.S., L.P. and served in various senior roles at The Charles Schwab Corporation including Executive Vice President of the Advised Investor Division



Carrie Hansen
EVP, Chief Operating Officer

- Carrie leads all Operations and Service functions, oversees all custodial relationships and serves as President of our Mutual Funds division
- Prior to joining AssetMark, Carrie worked for Barclays Global Investors where she headed the Investment Operations Group in Tokyo, Japan



Michael Kim
EVP, Chief Client Officer

- Michael leads AssetMark's Client Development function and oversees our national Sales and Consulting team, Sales Strategy and Operations, Strategic Accounts and Marketing
- Prior to joining AssetMark, Michael was a Senior Vice President at Fidelity Investments



Muk Mehta
EVP, Chief Information Officer

- Muk is responsible for technology strategy and implementation with a focus on creating systems and solutions that help advisors achieve success
- Previously, Muk was the Chief Information and Technology Officer at Cetera Financial Group and Managing Director and Corporate CIO at TD Ameritrade

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Our focus for 2020 Expanding into adjacent channels Enhancing our core strategic pillars through digitization Continuing to scale our business

Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

We have experienced strong platform asset growth over the past five years $57.9B CAGR: 20.6% in $ billions Note: Engaged advisors are advisors with at least $5 million in assets on our platform at measurement date. Non-engaged advisors are those with less than $5 million of assets on our platform at the measurement date. As of Sept. 30, 2019, 27% of our 7,900+ advisors were engaged and 88% of our $57.9B of platform assets were from engaged advisors

Platform assets – 3Q19 and 2019 YTD $ billion 12.7% Net Flows as a % of Beginning-of-Period Platform Assets2 $ billion Platform assets at beginning of period Net flows Market Platform assets at period-end Platform assets at beginning of period Net flows Market Platform assets from acquisition Platform assets at period-end 1 As of September 30, 2019. 2 Calculated as annualized YTD net flows as of September 30, 2019 divided by beginning-of-period platform assets as of January 1, 2019. AssetMark targets annual net flows of 10% of beginning-of-period platform assets

Third quarter results highlighted by strong top and bottom line growth  (dollars in millions, except per share data) 3Q19 3Q18 VPY Total revenue $110.1 $92.9 18.5% Asset-based 99.2 86.5 14.7% Spread-based 9.6 5.4 78.3% Revenue less cost of revenue $75.0 $63.0 19.2% Asset-based 65.7 57.0 15.3% Spread-based 8.1 5.0 62.2% Adjusted EBITDA $29.2 $23.8 23.0% Adjusted EBITDA margin 26.6% 25.6% 100 bps Adjusted net income $17.1 $16.3 4.8% Adjusted EPS1 $0.25 $0.25 NC 1 Calculated using weighted average number of common shares outstanding, basic of 69,275,000.

2020 expectations

	TTM Y/Y[1]	2020 Growth Outlook	Commentary
Platform assets	21%	~15%	• Net flows as 10% plus of beginning of period platform assets • 3.5% market assumption • Does not include OBS transaction
Revenue less cost of revenue	17%	10-11%	
Asset-based	11%	Low double digit	• Normal 1-2 bps annual yield compression forecast due to mix shift • Additional yield compression due to accelerated shift out of higher cost mutual funds
Spread-based	125%	flat	• Cash volumes will increase offset by lower yields • Assumes no additional Fed rate cuts through 2020
Adjusted expense	15%	8-9%	• Moderate investment in 2020 • Utilize human capital capacity in 2020 created by 25% head count growth in 2019 • Focused on investment in back office technology and scalability
Adjusted EBITDA	19%	~15%	• Target range of 10-15%, as announced during 3Q19 earnings call • If revenue grows at a stronger rate due to market appreciation or other factors, some will go to EBITDA or we may invest in future growth as needed. • If revenue is affected by a down market or other factors, we will look to manage expenses to maintain margin expansion.

Based on growth outlook above, we expect **80-100** bps adjusted EBTIDA margin expansion in 2020

[1] Growth for platform assets represents y/y change from platform assets on 9/30/2019 and 9/30/2018. For other metrics, y/y growth is based on TTM ending 9/30/2019 and 9/30/2018

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In April, AssetMark closed its acquisition of Global Financial Private Capital (GFPC)

About GFPC

- Founded in 1991
- Located in Sarasota, FL
- Independent Registered Investment Advisor (RIA) that provides comprehensive, flexible solutions to help advisors build a custom advisory practice
- TAMP platform focused on emerging insurance RIAs
- Open architecture platform fits in well with AssetMark approach

Deal highlights

- Acquired $3.8B of platform assets and 215 new financial advisor relationships
- Estimated $5.2 million in annualized post-synergy EBITDA
- $35.9 million of consideration paid – 6.9x post-synergy multiple
- Significant operating infrastructure cost reduction, providing ample synergy opportunities
- Product pricing similarity to AssetMark, limiting risk of re-pricing
- All business is custodied at a third-party, meaning overall yield to AssetMark for asset-based revenue is 41 bps
- Significant cost synergy achievement while maintaining the momentum and growth of key advisors as a result of infrastructure consolidation

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In September, AssetMark announced its planned acquisition of OBS Financial

About OBS

- Founded in 2000
- Located in Perrysburg, OH
- Independent Registered Investment Advisor (RIA) that provides investment and operations outsourcing services to financial institutions and advisors
- Clients include bank trust departments, retail broker-dealer advisors, independent financial advisors, and retirement plan professionals
- Utilizes Dimensional Funds in the construction of their model portfolios

Deal highlights

- Acquired $2B+ of platform assets across four distribution channels
- Added 300 plus new financial advisor relationships and 21 banks that serve 6,500 investors
- Estimated $3.5-$4.0 million in annualized post-synergy EBITDA
- Estimated ~5-6x multiple to post-synergy EBITDA
- Significant operating infrastructure cost reduction, providing ample synergy opportunities
- Consistent profile with three previous consolidation deals, which our team has experience in integrating and creating value

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Contents Opportunity Highlights Market Overview Company Overview Financial Overview Appendix

Adjusted expense reconciliation (dollars in millions) 3Q19 3Q18 Adj. Expense VPY   Expense Total Adjustments Adjusted Expense Expense Total Adjustments Adjusted Expense   Asset-based expenses $33.5 - $33.5 $29.5 - $29.5 13.5% Spread-based expenses $1.6 - $1.6 $0.4 - $0.4 268.3% Employee compensation $42.1 ($13.2) $28.9 $27.5 ($1.7) $25.8 12.1% SG&A1 $22.0 ($5.8) $16.2 $13.6 ($0.7) $12.9 26.0% Interest expense $2.5 - $2.5 - - - NM Depreciation and amortization $7.5 ($5.1) $2.4 $6.6 ($5.1) $1.5 65.8% Total $109.2 ($24.1) $85.2 $77.6 ($7.5) $70.1 21.5% 1 Includes general and operating expenses and professional fees.

3Q19 net yield calculation The y/y decline of 2 bps was driven solely by the addition of lower-yield GFPC assets as the yield on the core business remained flat y/y. 1 Billable assets for the quarter represent prior quarter’s ending assets. (dollars in millions) 3Q19 3Q18 Revenue less cost of revenue     Asset-based $65.7 $57.0 Spread-based $8.1 $5.0 Other income $1.3 $1.0 Total $75.0 $63.0 Billable assets1 $56,051 $45,274 Annualized net yield 54 bps 56 bps

Adjusted EBITDA reconciliation – nine months ended September 30, 2019

	Nine Months Ended September 30, 2019			Nine Months Ended September 30, 2018		
(in thousands)	Compensation	Non-Compensation	Total	Compensation	Non-Compensation	Total
Net income (loss)			$ 2,320			$ 29,410
Provision for income taxes	—	$ 11,364	11,364	—	$ 13,151	13,151
Interest income (loss)	—	(2,286)	(2,286)	—	(1,256)	(1,256)
Interest expense	—	10,567	10,567	—	—	—
Amortization/depreciation	—	22,032	22,032	—	19,300	19,300
EBITDA	—	41,677	43,997	—	31,195	60,605
Share-based compensation[1]	$ 22,093	—	22,093	$ 4,256	—	4,256
IPO readiness[2]	—	2,835	2,835	152	987	1,139
Reorganization and integration costs[3]	831	119	950	775	130	905
Acquisition expenses[4]	3,525	4,868	8,393	—	—	—
Debt acquisition cost write-down[5]	—	2,296	2,296	—	—	—
Adjusted EBITDA	$ 26,449	$ 51,795	$ 80,564	$ 5,183	$ 32,312	$ 66,905

[1] "Share-based compensation" represents granted share-based compensation in the form of Class C Common Units (which are incentive units) of AssetMark Holdings LLC, our former parent company, to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact.
[2] "IPO readiness" includes professional fees related to our preparation for becoming a public company. These expenses primarily include services for financial and human resources systems implementation, executive compensation assessments and other consulting services. Although these expenses occurred in both 2018 and the first three quarters of 2019, these expenses are nonrecurring as they are limited to our public-company readiness preparation and do not include ongoing public-company compliance costs.
[3] "Reorganization and integration costs" includes costs related to our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations.
[4] "Acquisition expenses" includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to the acquisition of GFPC.
[5] "Debt acquisition cost write-down" represents capitalized debt issuance costs extinguished due to the partial repayment of $125 million of the Company's outstanding indebtedness under its Term Loan. The repayment was considered a substantial modification and the debt was considered partially extinguished.

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Adjusted EBITDA margin reconciliation – nine months ended September 30, 2019

(in thousands except for percentages)	Nine Months Ended September 30, 2019			Nine Months Ended September 30, 2018		
	Compensation	Non-Compensation	Total	Compensation	Non-Compensation	Total
Net income (loss)			$ 2,320			$ 29,410
Net income (loss) margin			0.8%			11.0%
Provision for income taxes	—	3.7%	3.7%	—	5.0%	5.0%
Interest income	—	(0.7)%	(0.7)%	—	(0.5)%	(0.5)%
Interest expense	—	3.4%	3.4%	—	—	—
Amortization/depreciation	—	7.2%	7.2%	—	7.2%	7.2%
EBITDA margin	—	13.6%	14.4%	—	11.7%	22.7%
Share-based compensation[1]	7.2%	—	7.2%	1.6%	—	1.6%
IPO readiness[2]	—	0.9%	0.9%	0.1%	0.3%	0.4%
Reorganization and integration costs[3]	0.3%	—	0.3%	0.3%	0.1%	0.4%
Acquisition expenses[4]	1.1%	1.6%	2.7%	—	—	—
Debt acquisition cost write-down[5]	—	0.7%	0.7%	—	—	—
Adjusted EBITDA margin	8.6%	16.8%	26.2%	2.0%	12.1%	25.1%

[1] "Share-based compensation" represents granted share-based compensation in the form of Class C Common Units (which are incentive units) of AssetMark Holdings LLC, our former parent company, to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact.
[2] "IPO readiness" includes professional fees related to our preparation for becoming a public company. These expenses primarily include services for financial and human resources systems implementation, executive compensation assessments and other consulting services. Although these expenses occurred in both 2018 and the first three quarters of 2019, these expenses are nonrecurring as they are limited to our public-company readiness preparation and do not include ongoing public-company compliance costs.
[3] "Reorganization and integration costs" includes costs related to our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations.
[4] "Acquisition expenses" includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to the acquisition of GFPC.
[5] "Debt acquisition cost write-down" represents capitalized debt issuance costs extinguished due to the partial repayment of $125 million of the Company's outstanding indebtedness under its Term Loan. The repayment was considered a substantial modification and the debt was considered partially extinguished.

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Adjusted Net Income reconciliation – nine months ended September 30, 2019 Nine Months Ended September 30, 2019 Nine Months Ended September 30, 2018 (in thousands) Compensation Non-Compensation Total Compensation Non-Compensation Total Net income $ 2,320 $ 29,410 Acquisition-related amortization1 — $ 15,324 15,324 — $ 15,324 15,324 Expense adjustments2 $ 4,355 10,118 14,473 $ 928 1,116 2,044 Share-based compensation 22,093 — 22,093 4,256 — 4,255 Tax effect of adjustments3 (1,132) (6,615) (7,747) (243) (4,274) (4,516) Adjusted net income $ 25,316 $ 18,827 $ 46,463 $ 4,941 $ 12,166 $ 46,517 1 Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016. 2 Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above other than share-based compensation. 3 Reflects the tax impact of expense adjustments and acquisition-related amortization.